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                                                                      EXHIBIT 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-64787) and on Forms S-8 (Nos. 033-28699, 033-52940, 033-53659, 333-03683, 333-06629, 333-19103, 333-19099,
333-82353, 333-96879 and 333-96881) of Cabot Corporation of our report dated December 13, 2004 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
December 14, 2004